GT BIOPHARMA

Tri-specific NK cell engagers (TriKE®)

Utilizing novel camelid nanobody platform technology with target-directed immunotherapy for cancer

November 1, 2021

Forward Looking Statement

This presentation includes statements that are, or may be deemed, "forward-looking statements." In some cases, you can identify forward-looking statements by terminology including "anticipates," "believes," "can," "continue," "could," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "should," "will," "would" or the negative thereof, other variations thereon or other comparable terminology. We operate in a very competitive and rapidly-changing environment and new risks emerge from time to time. As a result, it is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You are cautioned not to place undue reliance upon such forward looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. We direct you to our Annual Report on Form 10-K for the year ended December 31, 2020, our subsequent current reports on Form 8-K, our Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, and our other filings with the Securities and Exchange Commission. Any forward-looking statement included in this presentation speaks only as of the date hereof. Except as required by law, we do not undertake any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements, whether as a result of new information, future events or any other reason after the date of this presentation. For all forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

This presentation is made pursuant to Rule 163B under the Securities Act of 1933, as amended, and is intended solely for investors that are either qualified institutional buyers or institutions that are accredited investors (as such terms are defined under Securities and Exchange Commission rules) solely for the purpose of determining whether such investors might have an interest in a securities offering contemplated by us. Any such offering of securities will only be made by means of a registration statement (including a prospectus) filed with the Securities and Exchange Commission, after such registration statement becomes effective. No such registration statement has become effective as of the date of this presentation. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. In the event we conduct an offering, before you invest, you should read the prospectus in the registration statement and other documents we file with the Securities and Exchange Commission for more complete information about us and the offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission website at http://www.sec.gov.

GT Biopharma Snapshot

Corporate Profile

GT Biopharma is a clinical stage immuno-oncology company focused on its proprietary Tri-Specific Natural Killer Cell Engager or TriKE® platform technology.

TriKE's are comprised of camelid nanobody based immune cell engagers which activate natural killer (NK) cells in order to selectively target and kill tumor cells.

Scalable platform with a pipeline of multiple TriKE's targeting various solid tumors and hematological malignancies.

Stock Information

Stock Price (as of October 29, 2021)	$6.46
Shares Outstanding (as of June 30, 2021)	31.5M
Warrants (cash exercise; $5.50 strike)	~2.0M
Market Cap (as of October 29, 2021)	$204M
Cash, cash equivalents (as of June 30, 2021)	$39.5M

Timeline of Events

Jul 2014	Mar 2019	Oct 2019	Feb 2020	Oct 2020	Feb 2021	Jun 2021	Jul 2021	Sep 2021
GTB founded	Management restructuring Anthony Cataldo named CEO	HIV TriKE® data demonstrates NK cell Killing	GTB-3550 1st patient dosed in Phase 1/2 AML and MDS trials	Results of B7H3 targets multiple cancers	Debut on NASDAQ	GTB Added to Russell 2000	$16 MM Warrant Exercise	GMP initiated for 2nd generation TriKE®'s

Investment Opportunity – Next Generation of NK Cell Engagers for Cancer

Proprietary TriKE® Platform – Camelid Nanobodies	• TriKE® platform creates tri-specific NK cells engagers targeting multiple tumor types • Camelid "nanobodies" – now known as "third generation antibodies" • Smallest known functional antibody fragment particularly well suited for cancer therapeutics
NK Cell Engagers – Safer than T Cells[1]	• Harness the natural killing power of NK cells with protein therapeutics – NOT NK cell therapy • Induce activation of NK cells via CD16A and IL-15 while targeting well-known tumor antigens • Offers a potentially safer alternative to T-cell related immunotherapy without CRS & neurotoxicity
POC Established and Broad Applicability	• GTB-3550 (targeting CD33) has now shown POC data in Phase 1 with AML patients • GTB-3650 will supplant 3550 as 2nd generation TriKE with several advantages • TriKE's targeting multiple tumor antigens including B7H3, HER2, CD33, PDL1
Multiple Catalysts	• 6+ pipeline assets in active preclinical development targeting both solid tumors and hematological malignancies
Well-funded Experienced Leadership	• Management team with deep expertise in all stages of oncology drug development • $40M in cash provides ample runway into 2023

GT BIOPHARMA

1. Demaria, et.al. Eur J. of Immun; (2021)51:8; 1934

Natural Killer Cell Engagers to Fight Cancer



Natural Killer Cells

- Cytotoxic lymphocytes in the innate immune system
- Recognize and kill cancer cells
- Mediate antibody-dependent cellular cytotoxicity (ADCC) via the highly potent CD16 activating receptor

NK Cell Engagers

- TriKE® nanobody platform designed to activate endogenous NK cells to target specific cancer cells
- Potential for less toxicity than other cellular therapies such as CAR-T therapy
  - Less cytokine release syndrome (CRS)
  - Fewer neurological complications

Source: Levy R. Paths of Progress 2019, Natural Killer Cells: How the immune system's first wave of defense may play a newfound role in cancer care; accessed: 6 September 2021
www.dana-farber.org/newsroom/publications/paths-of-progress-2019/natural-killer-cells/

TriKE®: Tri-Specific Natural Killer (NK) Cell Engagers – Modular Platform

Proprietary platform utilizing camelid nanobody technology designed to bridge NK cells to tumor cells while inducing NK cell activation and expansion at the site of the tumor to enhance killing

Tri-specific Modular Platform with Nanobody Technology

- **Anti-CD16 nanobody*** – binds CD16 receptor on NK cells, triggering antibody directed cell-mediated cytotoxicity (ADCC)[1]
- **IL-15** – crosslinker that binds IL-15/IL-2 receptor on NK cells to induce self-sustaining expansion and extended survival[2,3]
- **Anti-TAA scFv** – scFv domain binds to various tumor-associated antigens on tumors


α-CD16
Nanobody
IL-15
α-TAA
scFv


NK Cell
IL-15 receptor
CD16
receptor
IL-15
α-TAA
α-CD16
Tumor-Associated
Antigen (TAA)
Tumor Cells

GT BIOPHARMA

* 1st generation TriKE GTB3550 utilizes scFv for α-CD16 1. Semin Immunol. 2017 Jun; 31: 64–75. 2. J Exp Med. 1994 Oct 1; 180(4): 1395–1403. 3. Vallera et. al. Clin Cancer Res. 22(14) July 15, 2016

TriKE® Modular Platform Allows for Multiple Tumor-Associated Antigen Targeting



scFv
Nanobody

Anti-Tumor Associated Antigen

- Binds to well-known tumor-specific antigens
- Defines the specificity of each TriKE®
- Localizes NK cells at the site of the malignancy
- Utilizes scFv fragments for most TriKE® constructs
- Certain TriKE®'s utilize nanobodies for the α-TAA



CD33
Myeloid Cell
CD19
B cell
CD2
B cell
CLEC12A
Myeloid Cell
CD133
Cancer Stem Cell
HER2
Breast, Gastric
B7H3
Pan Tumor
PDL1
Pan Tumor
HIV Envelope
HIV infected immune cells
Hematological Malignancies
Solid Tumor Malignancies

GT BIOPHARMA

TriKE® – NK Cell-Driven Serial Killing of AML Tumor Cells

- First-in-class modular immune oncology protein therapeutic platform technology – not a cell therapy
- Target-directed antibody-dependent cellular cytotoxicity (ADCC) killing
- Integrated CD16 and IL-15 driven activation of NK cells:
  - ADCC activation for enhanced serial killing of cancer cells
  - NK cell proliferation
  - NK cell persistence
- Minimizes toxicities such as cytokine release syndrome (CRS) resulting from hyperactivation of T cells
- Can be used to treat BOTH solid tumors and hematological cancers



Enhanced Serial Killing of Cancer cells (green) by TriKE directed NK cell (blue)

Source: Sarhan D et al. Blood Adv 2018 Jun 26; 2(12): 1459–1469

TriKE® Nanobody Pipeline

TriKE® Product Candidates	Approach	Target	Indication	Pre-Clinical	IND-Enabling/ GMP Manufacturing	Phase 1	Phase 2
GTB-3550	Monotherapy	CD33	Leukemia – AML, MDS				
GTB-3650 2nd Generation Camelid	Monotherapy	CD33	Leukemia – AML, MDS				
	Combination with Chemotherapy	CD33	Leukemia – AML, MDS				
GTB-5550	Monotherapy & Combination	B7H3	Solid Tumors				
GTB-6550	Monotherapy & Combination	HER2	Solid Tumors				
GTB-4550	Monotherapy & Combination	PDL1	Solid Tumors				
GTB-1050	Monotherapy & Combination		HIV				
Undisclosed Candidates	Monotherapy & Combination		Solid & Hematological Malignancies				

GT BIOPHARMA

GTB-3550 for AML and MDS

First generation TriKE® provides POC for platform

GTB-3550 TriKE® – Has Now Established Initial Proof of Concept in Phase 1 AML Trial


IL-15
α-CD16
α-CD33


AML Cancer Cells

Source: Pr. J Bernard/CNRI/Science Source

- First-in-class immune oncology therapy
- Target-directed NK cell ADCC killing of CD33+ hematological cancers
- Incorporates IL-15 within the TriKE® for enhanced NK cell proliferation and persistence
- Currently being evaluated in a first-in-human Phase 1 clinical trial
- Will be supplanted by 2nd generation GTB-3650

GTB-3550 Phase 1 Study Design



Screening / enrollment:
≥ 50% CD33+ target cells with no SOC treatment options
- R/R AML
- HR MDS
(> 2 prior lines)
Dose Level 1 5 µg/kg/day (n=2)
Dose Level 2: 10 µg/kg/day (n=2)
Dose Level 3: 25 µg/kg/day (n=2)
Dose Level 4: 50 µg/kg/day (n=2)
Dose Level 5: 100 µg/kg/day (n=2)
Dose Level 6: 150 µg/kg/day (n=2)
Disease Re-assessment Day 28 – 42
GTB-3550 TriKE CI #1
GTB-3550 TriKE CI #2
GTB-3550 TriKE CI #3
Block 1
3-day rest
Block 2
3-day rest
Block 3
Disease Re-assessment
96-hour infusion
96-hour infusion
96-hour infusion
Study Day
Screening
1
5
8
12
15
19
28 – 42
Cycle 1 (28 days)

Phase 1 (safety and dose finding)

- Six dose levels
- Escalation based on continual reassessment method; Cohorts of 2 subjects
- Day 28 (end of DLT assessment period)

GT BIOPHARMA

GTB-3550 First in Human Phase 1 Clinical Trial – Individual Results

Subject	Dose level (µg/kg/d)	Disease and Prior Treatment History	Disease Characteristics Before GTB-3550 Therapy	Disease Characteristics After GTB-3550 Therapy	Response Post Cycle 1
1	5	r/r AML. Triple Hit Lymphoma - 6 therapies: 1. R-EPOCHx6, 2. RICE x3, 3. XRT to abdominal lymphadenopathy, 4. NAM-NK Clinical Trial, 5. CAR-T, 6. andi-CD20 and Anti-CD3 monoclonal antibody clinical trial	Cellularity: 10% Blast: 5 – 10%	Cellularity: 10 – 30% Blast: 10%	Stable AML with improved platelet transfusion needs
2	5	r/r AML. AML- 3 therapies before TriKE: 1. Vyxeos + Midostaurin 2. FLAG-IDA + midostaurin 3. Decitabine + Gilteritinib	Cellularity: 70 – 80% Blast: 7%	Cellularity: 90 – 95% Blast: 94%	Progression
3	10	r/r AML. AML- 3 therapies before TriKE: 1. Azacitidine, 2. Enasidenib, 3. Hydrea	Cellularity: 100% Blast: 85%	Cellularity: 100% Blast: 92%	Stable AML
4	10	t-MDS. Multiple Myeloma - 5 therapies: 1. CyBorD, 2. Bortezomib, 3. Dexamethasone + lenalidomide + idazomib, 4. Daratumumab + Pomalidomide + Dexamethasone, 5. Dara maintenance	Cellularity: 5% Blast: 5.5%	Cellularity: 5% Blast: 20%	Stable MDS
5	25	Secondary AML, progressed from MDS.	Cellularity: 10 – 15% Blast: 18%	Cellularity: 20% Blast: 12%	Blast count reduction, improved platelet needs
6	25	r/r AML. 2 therapies before TriKE: 1. 7+3 with CR1 then relapse, 2. Azacitidine + Venetoclax	Cellularity: 10 – 20% Blast: 29%	Cellularity: 10 – 20% Blast: 35%	Mild blast increase
7	50	HR MDS. MDS - 3 therapies: 1. Decitabine, 2. Luspatercept, 3. Decitabine 10 day	Cellularity: 70 – 80% Blast: 12%	Cellularity: 60% Blast: 4.6%	Partial remission
8	50	HR MDS. MDS - 3 therapies before TriKE1. Azacitidine, 2. NMA DUCBT, CR1 for 7 years before relapse 3. Azacitidine – CR2 then relapse	Cellularity: 20% Blast: 12%	Cellularity: 30% Blast: 19%	Mild blast increase
9	100	High Grade MDS- 1. Azacitidine. 2. Decitabine, 3. 7+3, 4. Allo transplant with CR then relapse and progression to AML then no response to Decitabine + Venetoclax	Cellularity: 20% Blast: 22%	Cellularity: 10 – 20% Blast: 8%	Partial remission
10	100	r/r AML. Breast Cancer: 4 therapies: 1. Masectomy/LN dissection, 2. XRT, 3. Adriamycin/Cyclophosphamide, 4. Taxol.	Cellularity: 10% Blast: 17%	Cellularity: 40% Blast: 31%	Stable AML
11	150	DLBCL - 3 therapies 1. R-DA-EPOCH, 2. Auto Transplant, 3. ADAM-17+Rituximab, Therapy-related MDS: 2 therapies: 1. Azacitidine, 2. Allo transplant -- CR, Relapse/transformed to AML (bi-phenotypic) - 1 therapy before TriKE: 1. Venetoclax + Decitabine x 2 cycles	Cellularity: 25% Blast: 80%	Cellularity: 80% Blast: 73%	Blast reduction by FLOW
12	150	r/r AML - 2 therapies: 1. FLAG-IDA + venetoclax, 2. Decitabine	Cellularity: 30 – 40% Blast: 36%	Cellularity: 60 % Blast: 64%	Disease Progression

- Patient 5: 33% reduction in blast count
- Patient 7: 61.7% reduction in blast count
- Patient 9: 63.6% reduction in blast count
- Patient 11: 50% reduction in CD33+ blast count

GT BIOPHARMA

GTB-3550 Safety Profile: Well-Tolerated & Minimal Cytokine Release Syndrome (CRS)

Panel A: Dose equivalent of GTB-3550 compared to recombinant human IL-15

PER MOLE BASIS	
Dose of GTB-3550 (µg/kg)	Fold Higher than MTD rhIL-15
5	0.54
10	1.08
25	2.69
50	5.38
100	10.75
150	16.13

Panel B: Systolic Blood Pressure



Systolic (mmHg)
220
200
180
160
140
120
100
80
60
5
10
25
50
100
150
Dose (mcg/kg/day)

Panel C: O_2 Saturation



O2 Saturation (%)
102
100
98
96
94
92
90
88
5
10
25
50
100
150
Dose (mcg/kg/day)

Panel D: Body Temperature



Temperature (F)
104
103
102
101
100
99
98
97
96
5
10
25
50
100
150
Dose (mcg/kg/day)

Source: Data on File, GT Biopharma, Inc.; Data cut: OnCore database July 26, 2021

NK Cell Activation Upon Administration of GTB-3550



Average of (NK) %CD69+
% CD69+ NK Cells
100
90
80
70
60
50
40
30
20
10
0
Pre
Day 3
Day 8
Day 10
Day 15
Day 17
Day 22
Visit
(n= 2 patients per dose)
Dose (mcg/kg/day CIV)
5 ug/kg
10 ug/kg
25 ug/kg
50 ug/kg
100 ug/kg
150 ug/kg

Source: Data on File, GT Biopharma, Inc.

GTB-3550 – Sustained Proliferation of NK Cells Without Sustained Stimulation of T Cells (CD4, CD8)


Proliferating Cells
Day 15
10 ug/kg
25 ug/kg
50 ug/kg
100 ug/kg
150 ug/kg
KI67+
100
80
60
40
20
0
NK
CD8
CD4


Proliferating Cells
Day 22
5 ug/kg
10 ug/kg
25 ug/kg
50 ug/kg
100 ug/kg
150 ug/kg
KI67+
100
80
60
40
20
0
NK
CD8
CD4

Source: Data on File, GT Biopharma, Inc.

GT BIOPHARMA

GTB-3550 – No Loss of CD16 During Treatment


Pre-Tx
Day 8
Day 15
Day 22
Day 29
CD56
CD16
GTB-3550 Therapy
Ends Day 19

Data from Patient #11 treated with 150 µg/kg/day

Source: Data on File, GT Biopharma, Inc.

GTB-3550 Rescues NK Cells and Increases Cancer Cell Killing

K562 AML Cancer Cells + Patient's NK Cells



% Tumor Cell Killing
90
80
70
60
50
40
30
20
10
0
I20/K562 E:T 0.08:1
I20/K562 E:T 0.24:1
I20/K562 E:T 0.74:1
I20/K562 E:T 2.2:1
I20/K562 E:T 6.6:1
I20/K562 E:T 20:1
GTB-3550 Therapy
Day 1
Day 8
Day 15
Day 22

HL60 AML Cancer Cells + Patient's NK Cells



% Tumor Cell Killing
25
20
15
10
5
0
I20/HL60 E:T 0.08:1
I20/HL60 E:T 0.24:1
I20/HL60 E:T 0.74:1
I20/HL60 E:T 2.2:1
I20/HL60 E:T 6.6:1
I20/HL60 E:T 20:1
GTB-3550 Therapy
Day 1
Day 8
Day 15
Day 22

HL60 AML Cancer Cells + GTB-3550 + Patient's NK Cells



% Tumor Cell Killing
70
60
50
40
30
20
10
0
GTB-3550 Therapy
Day 1
Day 8
Day 15
Day 22

From patient #7 treated at 50 mcg/kg patient
Lysis Measured in Standard 4 hr Chromium Release

Top panels: No added cytokines or TriKE

Bottom Right: Same as Top Right but GTB-3550 (TriKE) added to the cytotoxicity assay

GT BIOPHARMA

GTB-3550 Phase 1 Demonstrates Proof of Concept for CD33 TriKE® in AML/MDS

- GTB-3550 induces reproducible NK cell proliferation, activation and persistence in all patients at all dose levels with minimal clinically significant toxicity.
- Minimal CRS resulting from hyperactivation of patient's T-cell population at doses 5–150 µg/kg/day
  - Fever (Grade 1 CRS) observed in Subject #12 (150 µg/kg/day); resolved upon acetominophen treatment
- No loss in CD16 expression on patient's NK cells.
- GTB-3550 significantly reduced bone marrow blast levels 33.3%, 61.7%, 63.6% in Patient 5 (25 µg/kg/day), Patient 7 (50 µg/kg/day), and Patient 9 (100 µg/kg/day), respectively
- Reduction of 50% in CD 33+ bone marrow blast levels in Patient 11 (150 µg/kg/day)
  - Patient 11 had acute biphenotypic leukemia

2nd Generation TriKE's

Utilize camelid nanobody technology

Advantages of Camelid Antibodies – Nanobodies in 2nd Generation TriKE's®

- Camelidae family of mammals include llamas, camels, and alpacas
- Camelid antibody is made up of only 2 heavy chains
  - Heavy chain IgG (hcIgG)
  - Do not contain the CH1 region
  - Retain an antigen binding domain – V_HH region
- V_HH are known as single domain antibodies or nanobodies
  - Contain only the V_HH region from the camelid antibody
- 2nd Generation TriKE's utilize nanobodies
- Advantages over 1st Generation TriKE's (GTB-3550) include:
  - Improved potency and enhanced binding affinity
  - Commercial manufacturing capabilities through Cytovance
  - Proprietary molecule wholly owned by GT Biopharma
  - Similar preclinical safety profile



Light Chain
Heavy Chain
VH
CH1
VL
CL
CH2
CH3
Human IgG Immunoglobulin
~150 kDa
V_HH
CH2
CH3
Camelid Immunoglobulin
~80 kDa
V_HH
Nanobody
V_HH single domain
~15 kDa



α-CD16
nanobody
IL-15
TriKE®
α-B7H3
nanobody

Second Generation TriKE® (Camelid) Improves NK Function

CD 33+ HL60 Targets


%CD107a+ NK Cells
80
60
40
20
0
0.01
0.1
1
10
100
Concentration (nM)
scFv16-m 15-33 (GTB-3550)
cam 16-wt15-33 (GTB-3650)
%IFNg+ NK Cells
30
20
10
0
0.01
0.1
1
10
100
Concentration (nM)
scFv16-m 15-33 (GTB-3550)
cam 16-wt15-33 (GTB-3650)

Source: Modified, Felices M et al. Cancer Immunol Res 2020 Sep; 8(9): 1139 – 1149

Second Generation TriKE® (Camelid) Superior In-Vivo



275 cGy
NT, scFv16-m15-33, or cam16-wt15-33 (IP)
NSG
-3
0
7
14
21
IV HL-60luc 0.75x10⁶
IV NK Cells 1x10⁶
BLI (tumor load)
Harvest (NK cell numbers)



Radiance (p/s)
***
**
*
~130-fold change
~12-fold change
Tumor Only
scFv16-m15-33-90 µg
cam16-wt15-33-90 µg
scFv16-m15-33-30 µg
cam16-wt15-33-30 µg
scFv16-m15-33-10 µg
cam16-wt15-33-10 µg

Source: Felices M et al. Cancer Immunol Res 2020 Sep; 8(9): 1139 – 1149

GT BIOPHARMA

Second Generation TriKE® (Camelid) Highly Effective Against HER2+ Tumors



*
A.
No Treatment
Antibody Control
IL-15
CAM1615HER2
0 Hr.
24 Hr.
48 Hr.
72 Hr.
Spheroid Size
Target Spheroid Size µm²
Normalized % By Time Point
No Treatment
CAM16
IL15
CAM1615HER2
Hours
C.
Spheroid Intensity
Target Cell Integrated Intensity
Normalized % By Time Point
No Treatment
CAM16
IL15
CAM1615HER2
Hours



**
A.
NSG
275 cGy
CAM1615HER2 or Control TriKE (IP)
CAM1615HER2 or Control TriKE IP (MWF)
BLI (tumor load)
B.
Control TriKE
No Treatment
CAM1615HER2 TriKE
**
SKOV3/Luc, Human NK Cells
Proportion Remaining
CAM1615HER2
No Treatment
Days
*

Source: *Vallera DA et al. Cancer 2021 Aug 8; 13(16):3994; **Miller J et al. ESMO 2021

GT BIOPHARMA

GTB 5550 – Cam1615 B7H3 TriKE® Pan Solid Tumor Targeting


GTB 5550 – Targets B7H3
α-CD16 Nanobody
IL-15
α-B7H3 Nanobody


Percent CD107a+ NK Cells
Percent NK Cells
Treatment Condition
NK only
NK+WT
NK+KO
NK WT 3nM IL-15
NK KO 3nM IL-15
NK WT 3nM TriKe
NK KO 3nM TriKE
Percent IFN-gamma+ NK Cells


BT-12 (Atypical Teratoid/Rhabdoid)
Normalized To Mode
B7H3 KO
B7H3 WT
PE anti-His
Tumor Alone
Tumor+ NK
Tumor+ NK+TriKE
0 hrs
48 hrs
96 hrs

IncuCyte-based killing assay. 20,000 OVCAR8-GFP cells were allowed to form a spheroid over 3 days, and then 40,000 NK were added alone or with B7H3 TriKE.

Source: Miller J et al. ESMO 2021

Cam1615 B7H3* TriKE® Pan Cancer Solid Tumor Targeting


MA148
%CD107a+ NK Cells
80
60
40
20
0
***
**
***
**
NT-normal
IL15-normal
cam1615B7H3-normal
NT-patient
IL15-patient
cam1615B7H3-patient


Day 21 After MA-148 Tumor Implant
Tumor
NK + IL15
TriKE® B7H3
Dosing: 5x/week (MTWThF)
Schedule: 3 weeks

Significant killing of MA148 Ovarian Cancer by TriKE® B7H3

Source: * Studies performed with research close using scFv for anti-B7H3 as predecessor research clone to GTB5550; Vallera DA et al. Cancer 2020 Sep 18;12(9):2659

GTB-5550 TriKE® Makes NK Cell Therapies More Effective

Competitive Advantage in Solid Tumor Cancers


PC3 48 Hour Cultures Targets
Targets + iNK +IL-15
Targets + iNK + B7H3 (IL-15) TriKE®


PC-3 Prostrate Cancer Cells
PC-3 Cells
iPSC NK Cells
iPSC NK Cells + IL-15
iPSC NK Cells + B7H3 (IL-15) TriKE®
24hrs
48hrs
72hrs

- J Immunother Cancer (2020) Vol. 8 (Suppl 3), Abstract 470, pg. A287. Presented at Society of Immunotherapy Cancer (SITC), November 2020.
- [1]Jeffrey Miller, [1]Nicholas Zorko, [1]Behiye Kodal, [1]Zachary Davis, [1]Alexander Lenvik, [1]Todd Lenvik, [1]Joshua Walker, [1]Daniel Vallera, [2]Svetlana Gaidarova, [2]Alejandro Garcia, [2]Tom Lee, [2]Ryan Bjordahl, [2]Bahram Valamehr, [1]Frank Cichocki, [1]Martin Felices. [1]University of Minnesota, Minneapolis, MN, USA; [2]Fate Therapeutics, Inc., San Diego, CA, USA

Competitive Advantages

Nanobody technology, IP, and management

Competition

TriKE® Competitive Advantages

- The anti-CD16 component of the TriKE binds FcRγIII at high affinity compared to ADCC mediated strategies that bind at low affinity.
- CD16 +/- other receptor engagement does not result in proliferation of T-cells contributing to CRS.
- IL-15 provides NK cell specific proliferation with less bystander activity and has a greater safety profile than cytokine therapy.
- TriKE can be targeted to heme malignancies, solid tumors and infectious diseases.
- Overall therapeutic regimen costs the same as today's antibody therapies.

innate pharma

affi med

Dragonfly THERAPEUTICS

NK cell engager/antibody therapeutic strategies designed to engage CD16, NKG2D, or NKp30, but none of them co-stimulate CD16 and IL-15 simultaneously.

Fate THERAPEUTICS

SANOFI

nkarta THERAPEUTICS

NK cell therapy. Significantly more expensive.

Multi-Layered Patent Strategy


TriKE®
Method of
Use Patent Claims
TriKE®
Composition of Matter Claims
Trike®
Platform Patent Claims

- TriKE® Method of Use Patent Claims
  - Methods of use claims highlighting coverage for oncology and infectious disease therapeutic applications.
- TriKE® Composition of Matter Patent Claims
  - Composition of matter claims covering DNA and amino acid sequences for all TriKE™ therapeutic product opportunities.
- TriKE® Platform Patent Claims
  - Claims focused on simultaneously engaging and activating NK cells using a single therapeutic construct incorporating IL-15 to minimize toxicity and the need for co-administration of IL-15.
  - Claims focused on target-directed NK cell killing and IL-15 trafficking to TME.

Two New Patents Issued (24 August 2021) Covering TriKE® Platform

1. Patent No. 11,098,100 – broad coverage for CD16, IL-15, and any targeting domain
2. Patent No. 11,098,101 – broad coverage for any HIV target antigen

Experienced Management Team With Deep Immuno-Oncology Experience

Proven record in biotech, pharma, product development, financing



Anthony Cataldo
Chairman and Chief Executive Officer

IOVANCE
CALYPTE BIOMEDICAL CORPORATION



Gregory Berk, MD
President R&D and Chief Medical Officer

celularity
intellikine
Abraxis BioScience
Weill Cornell Medicine



Michael Handelman, CPA
Chief Financial Officer

IOVANCE
OXIS



Jeffrey Miller, MD
Chief Scientific Officer, Consultant

University of Minnesota



Gavin Choy, PharmD, MBA
Chief, Clinical Development Officer

CrystalGenomics
apollomics
astex pharmaceuticals
GILEAD



Stacy Herb, MPH, MBA
SVP, Portfolio Management

celularity
Celgene



Leslie Bransfield, PhD
VP CMC & Pharmaceutical Sciences

SYNSPIRA THERAPEUTICS
Allena PHARMACEUTICALS
Lonza
Johns Hopkins University

Investment Opportunity – Next Generation of NK Cell Engagers for Cancer

Proprietary TriKE® Platform – Camelid Nanobodies	• TriKE® platform creates tri-specific NK cells engagers targeting multiple tumor types • Camelid "nanobodies" – now known as "third generation antibodies" • Smallest known functional antibody fragment particularly well suited for cancer therapeutics
NK Cell Engagers – Safer than T Cells[1]	• Harness the natural killing power of NK cells with protein therapeutics – NOT NK cell therapy • Induce activation of NK cells via CD16A **and IL-15** while targeting well-known tumor antigens • Offers a potentially safer alternative to T-cell related immunotherapy without CRS & neurotoxicity
POC Established and Broad Applicability	• GTB-3550 (targeting CD33) has now shown POC data in Phase 1 with AML patients • GTB-3650 will supplant 3550 as 2nd generation TriKE with several advantages • TriKE's targeting multiple tumor antigens including B7H3, HER2, CD33, PDL1
Multiple Catalysts	• 6+ pipeline assets in active preclinical development targeting both solid tumors and hematological malignancies
Well-funded Experienced Leadership	• Management team with deep expertise in all stages of oncology drug development • Approximately $39.5M in cash provides ample runway into 2023

GT BIOPHARMA

1. Demaria, et.al. Eur J. of Immun; (2021)51:8; 1934

GT BIOPHARMA

Tri-specific NK cell engagers (TriKE®)

Utilizing novel camelid nanobody platform technology with target-directed immunotherapy for cancer

November 1, 2021